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Exhibit n.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 29, 2001, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-2 No. 333-100385) and related Prospectus of Gladstone Capital Corporation for the registration of $75,000,000 of common stock, preferred stock and debt securities.

/s/ Ernst & Young LLP

McLean, Virginia
November 21, 2002

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  Exhibit n.1
CONSENT OF INDEPENDENT AUDITORS